                                                                     EXHIBIT 4.3

                           GOLDEN STAR RESOURCES LTD.

                                BY-LAW NUMBER ONE

                    as amended and restated to April 3, 2002

A by-law relating generally to the transaction of the business and affairs of GOLDEN STAR RESOURCES LTD. (hereinafter called the "Corporation")

CONTENTS
--------

INTERPRETATION                                                                                           SECTION
--------------                                                                                           -------
         Definitions                                                                                       1.01

         Invalidity of any Provisions of this By-Law                                                       1.02

BUSINESS OF THE CORPORATION
---------------------------

         Registered Office                                                                                 2.01

         Corporate Seal                                                                                    2.02

         Financial Year                                                                                    2.03

         Execution of Instruments                                                                          2.04

         Banking Arrangements                                                                              2.05

         Voting Rights in Other Bodies Corporate                                                           2.06

         Divisions                                                                                         2.07

         Loans to Shareholders                                                                             2.08

BORROWING AND SECURITIES
------------------------

         Borrowing Power                                                                                   3.01

         Delegation                                                                                        3.02

DIRECTORS
---------

         Number of Directors                                                                               4.01

         Qualification                                                                                     4.02

                                                                                                         SECTION
                                                                                                         -------
         Election and Term                                                                                 4.03

         Removal of Directors                                                                              4.04

         Vacation of Office                                                                                4.05

         Vacancies                                                                                         4.06

         Action by the Board                                                                               4.07

         Directors Meetings                                                                                4.08

         Meeting by Telephone, Electronic or Other Communication                                           4.09

         Place of Meetings                                                                                 4.10

         Calling of Meetings                                                                               4.11

         Notice of Meeting                                                                                 4.12

         First Meeting of New Board                                                                        4.13

         Adjourned Meeting                                                                                 4.14

         Regular Meetings                                                                                  4.15

         Chairman                                                                                          4.16

         Votes to Govern                                                                                   4.17

         Conflict of Interest                                                                              4.18

         Remuneration and Expenses                                                                         4.19

COMMITTEES
----------

         Committees of Directors                                                                           5.01

         Transaction of Business                                                                           5.02

         Audit Committee                                                                                   5.03

         Advisory Bodies                                                                                   5.04

         Procedures                                                                                        5.05

                                                                                                         SECTION
                                                                                                         -------
OFFICERS
--------

         Appointment                                                                                       6.01

         Chairman of the Board                                                                             6.02

         President                                                                                         6.03

         Vice-President                                                                                    6.04

         Secretary                                                                                         6.05

         Treasurer                                                                                         6.06

         Powers and Duties of Other Officers                                                               6.07

         Variation of Powers and Duties                                                                    6.08

         Term of Office                                                                                    6.09

         Conflict of Interest                                                                              6.10

         Agents and Attorneys                                                                              6.11

         Fidelity Bonds                                                                                    6.12

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS
--------------------------------------------

         Limitation of Liability                                                                           7.01

         Indemnity                                                                                         7.02

         Insurance                                                                                         7.03

MEETING OF SHAREHOLDERS
-----------------------

         Annual Meetings                                                                                   8.01

         Special Meetings                                                                                  8.02

         Place and Manner of Meetings                                                                      8.03

         Notice of Meetings                                                                                8.04

         List of Shareholders Entitled to Notice                                                           8.05

         Record Date for Notice                                                                            8.06

                                                                                                         SECTION
                                                                                                         -------
         Meetings Without Notice                                                                           8.07

         Chairman, Secretary and Scrutineers                                                               8.08

         Persons Entitled to be Present                                                                    8.09

         Quorum                                                                                            8.10

         Right to Vote                                                                                     8.11

         Proxyholders and Representatives                                                                  8.12

         Time for Deposit of Proxies                                                                       8.13

         Joint Shareholders                                                                                8.14

         Votes to Govern                                                                                   8.15

         Manner of Voting                                                                                  8.16

         Ballots                                                                                           8.17

         Adjournment                                                                                       8.18

         Resolution                                                                                        8.19

         Only One Shareholder                                                                              8.20

SHARES
------

         Allotment of Shares                                                                               9.01

         Commissions                                                                                       9.02

         Registration of Transfer                                                                          9.03

         Transfer Agents and Registrars                                                                    9.04

         Non-recognition of Trusts                                                                         9.05

         Share Certificates                                                                                9.06

         Replacement of Share Certificates                                                                 9.07

         Joint Holders                                                                                     9.08

         Deceased Shareholders                                                                             9.09

                                                                                                         SECTION
                                                                                                         -------
         Lien for Indebtedness                                                                             9.10

DIVIDENDS AND RIGHTS
--------------------

         Dividends                                                                                        10.01

         Dividend Cheques                                                                                 10.02

         Non-receipt of Cheques                                                                           10.03

         Record Date for Dividends and Rights                                                             10.04

         Unclaimed Dividends                                                                              10.05

NOTICES
-------

         Method of Giving Notices                                                                         11.01

         Notice to Joint Shareholders                                                                     11.02

         Computation of Time                                                                              11.03

         Undelivered Notices                                                                              11.04

         Omissions and Errors                                                                             11.05

         Persons Entitled by Death or Operation of Law                                                    11.06

         Waiver of Notice                                                                                 11.07

EFFECTIVE DATE
--------------

         Effective Date                                                                                   12.01

                                  SECTION ONE

                                 INTERPRETATION

1.01 Definitions. - In the by-law of the Corporation unless the context otherwise requires:

         "Act" means the Canada Business Corporations Act, and any statute that may be substituted therefor, as from time to time amended;

         "Regulations" means the Regulations under the Act as published or from time to time amended and every regulation that may be substituted therefor and, in the case of such substitution, any references in the by-laws of the Corporation to provisions of the Regulations shall be read as referred to the substituted provisions therefor in the new regulation;

         "appoint" includes "elect" and vice versa;

         "articles" means the articles attached to the certificate of amendment of the Corporation as from time to time amended or restated;

         "board" means the board of directors of the Corporation;

         "by-laws" means this by-law and other by-laws of the Corporation from time to time in force and effect;

         "Corporation" means the corporation formed by the said certificate under the Act and named GOLDEN STAR RESOURCES LTD.;

         "meeting of shareholders" includes an annual meeting of shareholders and a special meeting of shareholders, and "special meeting of shareholders" includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders;

         "resident Canadian" means an individual who is

         (a) a Canadian citizen ordinarily resident in Canada;

         (b) a Canadian citizen not ordinarily resident in Canada who is a member of a prescribed class of persons, or

         (c) a permanent resident within the meaning of the Immigration Act and ordinarily resident in Canada, except a permanent resident who has been ordinarily resident in Canada for more than one year after the time at which he first became eligible to apply for Canadian citizenship;

         "signing officer" means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by or pursuant to section 2.04; and

         "unanimous shareholder agreement" means a written agreement among all shareholders of the Corporation or all such shareholders and a person who is not a shareholder or a written declaration of the beneficial owner of all of the issued shares of the Corporation, that restricts in whole or in part the powers of the directors to manage the business and affairs of the Corporation, as from time to time amended.

Save as aforesaid, words and expressions defined in the Act have the same meanings when used herein. Words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing a person include an individual, partnership, association, body corporate, trustee, executor, administrator and legal representative.

1.02 Invalidity of any Provisions of this By-law. - The invalidity or unenforceability of any provisions of this by-law shall not affect the validity or enforceability of the remaining provisions of this by-law.

                                  SECTION TWO

                           BUSINESS OF THE CORPORATION

2.01 Registered Office. - The registered office of the Corporation shall be at the place within Canada from time to time specified in the articles and at such location therein as the board may from time to time determine.

2.02 Corporate Seal. - The Corporation may have one or more different corporate seals, which seals may be adopted or changed from time to time by the board, on which the name of the Corporation appears in one or more of the language forms set out in the articles.

2.03 Financial Year. - Until changed by resolution of the board of directors, the financial year of the Corporation shall end on a day to be determined by resolution of the board.

2.04 Execution of Instruments. - All contracts, deeds and other documents and instruments may be signed by or on behalf of the Corporation by any one of the President or Secretary or by any person or persons that the Board of Directors or a Committee appointed by the Board of Directors pursuant to Section 5.01 may from time to time designate, and the Corporate Seal, if required, shall be thereto affixed and attested by the Secretary or Assistant Secretary, and when so signed, or when so signed and sealed, and delivered shall be received as an act of the Corporation.

2.05 Banking Arrangements. - The Banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe.

2.06 Voting Rights in Other Bodies Corporate. - The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments shall be in favour of such persons as may be determined by the officers executing or arranging for the same. In addition, the board may from time to time direct the manner in which the persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.07 Divisions. - The board may cause the business and operations of the Corporation or any part thereof to be divided into one or more divisions upon such basis, including without limitation, types of business or operations, geographical territories, product lines or goods or services, as the board may consider appropriate in each case. From time to time the board or, if authorized by the board, the chief executive officer may authorize, upon such basis as may be considered appropriate in each case:

         (a) Subdivision and Consolidation - the further division of the business and operations of any such division into sub-units and the consolidation of the business and operations of any such divisions and sub-units;

         (b) Name - the designation of any such division or sub-unit by, and the carrying on of the business and operations of any such division or sub-unit, under a name other than the name of the Corporation; provided that the Corporation shall set out its name in legible characters in all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the Corporation; and

         (c) Officers - the appointment of officers for any such division or sub-unit, the determination of their powers and duties, and the removal of any such officer so appointed without prejudice to such officer's rights under employment contract or in law, provided that any such officers shall not, as such, be officers of the Corporation.

2.08 Loans to Shareholders. - The directors of the Corporation may from time to time give financial assistance by means of a loan, guarantee or otherwise:

         (a) on account of expenditures incurred or to be incurred on behalf of the corporation;

         (b) to a holding body corporate if the Corporation is a wholly-owned subsidiary of the holding body corporate;

         (c) to employees of the Corporation or any of its affiliates whether or not they are shareholders or directors:

             (i) to enable or assist them to purchase or erect living accommodation for their own occupation; or

             (ii) in accordance with a plan for the purchase of shares of the
                  Corporation or any of its affiliates to be held by a trustee; and

         (d) in any other case, unless there are reasonable grounds for believing that:

             (i) the Corporation is or would after giving the financial assistance be unable to pay its liabilities as they become due; or

             (ii) the realizable value of the Corporation's assets excluding the amount of any financial assistance in the form of a loan and in the form of assets pledged or encumbered to secure a guarantee would, after giving the financial assistance, be less than the aggregate of the Corporation's liabilities and stated capital of all classes.

                                 SECTION THREE

                            BORROWING AND SECURITIES

3.01 Borrowing Power. - Without limiting the borrowing powers of the Corporation as set forth in the Act, but subject to the articles and any unanimous shareholder agreement, the board may from time to time on behalf of the Corporation, without authorization of the shareholders:

         (a) borrow money upon the credit of the Corporation;

         (b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured;

         (c) to the extent permitted by the Act, give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

         (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, notes or other evidences of indebtedness, or guarantee or any present or future indebtedness, liability or obligation of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.02 Delegation. - The board may from time to time delegate to a committee of the board, a director or an officer of the Corporation or any other person as may be designated by the board all or any of the powers conferred on the board by section 3.01 or by the Act to such extent and in such manner as the board may determine at the time of such delegation.

                                  SECTION FOUR

                                    DIRECTORS

4.01 Number of Directors. - Until changed in accordance with the Act, the board shall consist of not fewer than the minimum number and not more than the maximum number of directors provided in the articles. Subject to Section 4.08, the quorum for the transaction of business at any meeting of the board shall consist of a majority of the directors or such greater number of directors as the board may from time to time determine.

4.02 Qualification. - The following persons are disqualified from being a director of the Corporation:

         (a) anyone who is less than 18 years of age;

         (b) anyone who has been found to be of unsound mind by a court in Canada or elsewhere;

         (c) a person who is not an individual; or

         (d) a person who has the status of bankrupt.

A director is not required to hold shares issued by the Corporation. Subject to the Act, not less than twenty-five percent of the directors shall be resident Canadians.

4.03 Election and Term. - The election of directors shall take place at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for reelection. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or the shareholders otherwise determine. Where the shareholders adopt an amendment to the articles to increase the number or minimum number of directors, the shareholders may, at the meeting at which they adopt the amendment, elect the additional number of directors authorized by the amendment. The election shall be by resolution. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

4.04 Removal of Directors. - Subject to the Act, the shareholders may by resolution passed at a meeting specially called for such purpose remove any director from office and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the board.

4.05 Vacation of Office. - A director ceases to hold office when he dies; he is removed from office by the shareholders; he ceases to be qualified for election as a director; or his written resignation is sent or delivered to the Corporation, or, if a time is specified in such resignation, at the time so specified, whichever is later.

4.06 Vacancies. - Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the number or minimum number of directors or from a failure of the shareholders to elect the number or minimum number of directors. If there is not a quorum of directors or if there has been a failure to elect the number or minimum number of directors required by the articles, the directors then in office shall forthwith call a special meeting of shareholders to fill the vacancy and, if they fail to call a meeting or if there are no directors then in office, the meeting may be called by any shareholder.

4.07 Action by the Board. - Subject to the Act, the board shall manage, or supervise the management of, the business and affairs of the Corporation. The powers of the board may be exercised at a meeting (subject to Sections 4.08 and 4.09) at which a quorum is present or by resolution assented to by all the directors entitled to vote on that resolution at a meeting of the board. Where there is a vacancy in the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office. Where the Corporation has only one director, that director may constitute a meeting.

4.08 Directors Meetings. - The board shall not transact business at a meeting, other than filling a vacancy in the board, unless at least twenty-five percent of the directors present are resident Canadians, except where

         (a) a resident Canadian director who is unable to be present approves in writing, by telephone, electronic, or other communication facilities the business transacted at the meeting; and

         (b) the resident Canadian directors in attendance would have been at least twenty-five percent had that absent director been present.

4.09 Meeting by Telephone, Electronic or Other Communication. - If all the directors of the Corporation consent, a director may participate in a meeting of the board or of a committee of the board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate adequately with each other, and a director participating in the meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board.

4.10 Place of Meetings. - Meetings of the board may be held at any place in or outside Canada.

4.11 Calling of Meetings. - Meetings of the board shall be held from time to time at such time and at such place as the board, the chairman of the board, the president or any two directors may determine.

4.12 Notice of Meetings. - Notice of the time and place of each meeting of the board shall be given in the manner provided in Section Eleven to each director not less than 48 hours before the time when the meeting is to be held; provided that meetings of directors or any committee of directors may be held at any time without formal notice if all the directors are present (except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called) or if a quorum is present and all the absent directors have waived notice. A notice of a meeting of directors need not specify the purpose of the business to be transacted at the meeting except where the Act requires such purpose or business to be specified, including any proposal to:

         (a) submit to the shareholders any question or matter requiring approval of the shareholders;

         (b) fill a vacancy among the directors or in the office of auditor;

         (c) issue securities;

         (d) declare dividends;

         (e) purchase, redeem or otherwise acquire shares issued by the Corporation;

         (f) pay a commission for the sale of shares;

         (g) approve a management proxy circular;

         (h) approve a take-over bid circular or directors' circular;

         (i) approve any annual financial statements; or

         (j) adopt, amend or repeal by-laws.

4.13 First Meeting of New Board. - Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

4.14 Adjourned Meeting. - Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting. Any adjourned meeting must be duly constituted and held in accordance with the terms of the adjournment and a quorum present thereat. The directors who form the quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment.

4.15 Regular Meetings. - The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

4.16 Chairman. - The chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: chairman of the board, or president. If no such officer is present, the directors present shall choose one f their number to be chairman.

4.17 Votes to Govern. - At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote.

4.18 Conflict of Interest. - A director or officer who:

         (a) is a party to a material contract or material transaction or proposed material contract or transaction with the Corporation; or

         (b) is a director or an officer of or an individual acting in a similar capacity, or has a material interest in any person who is a party to a material contract or material transaction or proposed material contract or material transaction with the Corporation, must disclose the nature and extent of such interest at the time and in the manner provided by the Act. Any such contract or transaction or proposed contract or transaction may be referred to the board or shareholder for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the board or shareholder. Such a director will not vote on any resolution to approve the same except as provided by the Act.

4.19 Remuneration and Expenses. - Subject to any unanimous shareholder agreement, the directors shall be paid such remuneration for their services and reimbursed for expenses properly incurred as the board may from time to time determine. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

                                  SECTION FIVE

                                   COMMITTEES

5.01 Committees of Directors. - The board may appoint committees of directors, however designated, and delegate to such committee any of the powers of the board except those which pertain to items which, under the Act, a committee of directors has no authority to exercise.

5.02 Transaction of Business. - Subject to section 4.09, the powers of committees of the board may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada.

5.03 Audit Committee. - The board may, and where the Corporation distributes its securities to the public and an audit committee has not been dispensed with by a subsisting order granted under the Act, the board shall, annually from among its number appoint an audit committee to be composed of not fewer than 3 directors of whom a majority shall not be officers or employees of the Corporation or its affiliates. The audit committee shall have the powers and duties provided in the Act.

5.04 Advisory Bodies. - The board may from time to time appoint such advisory bodies as it may deem advisable.

5.05 Procedures. - Unless otherwise determined by the board, each committee and advisory body shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

                                  SECTION SIX

                                    OFFICERS

6.01 Appointment. - The board may from time to time appoint a chairman, a president, one or more vice-presidents (to which title may be added words indicating a seniority or function), a secretary, a treasurer, and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the Act, delegate to such officers powers to manage the business affairs of the Corporation. An officer may but need not be a director and one person may hold more than one office.

6.02 Chairman of the Board. - The board may from time to time appoint a chairman of the board who shall be a director. If appointed, the board may assign to him any of the powers and duties that are by any provisions of this by-law assigned to the president; and he shall have such other powers and duties as the board may specify.

6.03 President. - The president shall be the chief operating officer and, subject to the authority of the board, shall have general supervision of the business of the Corporation; and shall have such other powers and duties as the board may specify.

6.04 Vice-President. - A vice-president shall have such powers and duties as the board or the chief executive officer may specify.

6.05 Secretary. - The secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the board or the chief executive officer may specify.

6.06 Treasurer. - The treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the board whenever required an account of all his transactions as treasurer and of the financial position of the Corporation; and he shall have such, her powers and duties as the board or the chief executive officer may specify.

6.07 Powers and Duties of Other Officers. - The powers and duties of all other officers shall be as the terms of their engagement call for or as the board may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board otherwise directs.

6.08 Variation of Powers and Duties. - The board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

6.09 Term of Office. - The board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer's rights under any employment contract or in law. Otherwise each officer appointed by the board shall hold office until his successor is appointed or until his earlier resignation.

6.10 Conflict of Interest. - An officer shall disclose his interest in any material contract or proposed material contract with the Corporation in accordance with section 4.18.

6.11 Agents and Attorneys. - The Corporation, by or under the authority of the board, shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers (including the power to subdelegate) of management, administration or otherwise as may be thought fit.

6.12 Fidelity Bonds. - The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their duties, in such form and with such surety as the board may from time to time prescribe.

                                 SECTION SEVEN

                  PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.01 Limitation of Liability. - Every director and officer of the Corporation in exercising his powers and discharging his duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no director or officer shall be liable for the acts, receipts, neglects or defaults of any other director, officer of employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune which shall happen in the execution of the duties of his office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for every breach thereof.

7.02 Indemnity. - Subject to the Act, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or another individual who acts or acted at the Corporation's request as a director or officer, or an individual acting in a similar capacity, of another entity (the "Indemnified Party(ies)"), against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity, if:

         (a) the Indemnified Party acted honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Corporation's request; and

         (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Party had reasonable grounds for believing that the Indemnified Party's conduct was lawful.

Subject to the Act, the Corporation shall advance moneys to an Indemnified Party for the costs, charges and expenses of a proceeding referred to in the paragraph above. However, the Indemnified Party shall repay the moneys if the Indemnified Party does not fulfill the conditions of (a) and (b) above.

The Corporation shall indemnify an Indemnified Party in any other circumstances that the Act permits or requires. Nothing in this by-law limits the right of a person entitled to indemnity to claim indemnity apart from the provisions of this by-law.

7.03 Insurance. - Subject to the Act, the Corporation may purchase and maintain insurance for the benefit of an individual referred to in section 7.02 against any liability incurred by the individual:

         (a) in the individual's capacity as a director or officer of the Corporation; or

in the individual's capacity as a director or officer, or similar capacity, of another entity, if the individual acts or acted in that capacity at the Corporation's request.

                                 SECTION EIGHT

                            MEETINGS OF SHAREHOLDERS

8.01 Annual Meetings. - The annual meetings of shareholders shall be held at such time in each year and, subject to section 8.03, at such place as the board, the chairman of the board, or the president may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing an auditor or dispensing therewith, and for the transaction of such other business as may properly be brought before the meeting.

8.02 Special Meetings. - The board, the chairman of the board, or the president shall have power to call a special meeting of shareholders at any time.

8.03 Place and Manner of Meetings. - Meetings of shareholders shall be held at such time and place as the board shall determine, in accordance with the Act and the Articles.

The board may determine the manner in which meetings shall be held (either at a specified physical place, or by means of a telephone, electronic or other communication facility that permits all participants to communicate adequately with each other, or a combination of the foregoing), as permitted by the Act and the Articles, and when calling a meeting of shareholders, the board may determine that such meeting will be held entirely by means of such telephone, electronic or other communication facility. Persons participating in a meeting of shareholders held by such telephone, electronic or other communication facility are deemed to be present in person at the meeting and will have the opportunity to participate to the same extent as if they were attending in person and in full purview of other shareholders.

8.04 Notice of Meetings. - Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Section Eleven not less than 21 nor more than 50 days before the date of the meeting to each director, to the auditor of the Corporation, if any, and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of directors, and reappointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting.

8.05 List of Shareholders Entitled to Notice. - For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder entitled to vote at the meeting. If a record date for the meeting is fixed pursuant to section 8.06, the shareholders listed shall be those registered at the close of business on such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given or, where no such notice is given, on the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared. Where a separate list of shareholders has not been prepared, the names of persons appearing in the securities register at the requisite time as the holder of one or more shares carrying the right to vote at such meeting shall be deemed to be a list of shareholders.

8.06 Record Date for Notice. - The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 21 days, as a record date for the determination of the shareholders entitled to notice of the meeting. If no record date is so fixed, the record date for the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given, or if no notice is given, the day of which the meeting is held.

8.07 Meetings Without Notice. - A meeting of shareholders may be held without notice of any time and place permitted by the Act (a) if all the shareholders entitled to vote thereat are present in person or duly represented or if those not present or represented waive notice of or otherwise consent to such meeting being held, and (b) if the auditors of the Corporation, if any, and the directors are present or waive notice of or otherwise consent to such meeting being held; so long as such shareholders, auditors or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact. If the meeting is held at a place outside Canada, shareholders not present or duly represented, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

8.08 Chairman, Secretary and Scrutineers. - The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: chairman of the board, president, or a vice-president who is a shareholder. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

8.09 Persons Entitled to be Present. - The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provisions of the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

8.10 Quorum. - Subject to the Act, a quorum for the transaction of business at any meeting of shareholders shall be two shareholders present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the opening of any meeting of shareholders, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

8.11 Right to Vote. - Every person name in the list referred to in section 8.05 shall be entitled to vote the shares shown thereon opposite his name at the meeting to which such list relates, except to the extent that (a) where the Corporation has fixed a record date in respect of such meeting, such person has transferred any of his shares after such record date or, where the Corporation has not of fixed a record date in respect of such meeting, such person has transferred any of his shares after the date on which such list is prepared, and
(b) the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he owns such shares, has demanded not later than 10 days before the meeting that his name be included in such list. In any such excepted case the transferee shall be entitled to vote the transferred shares at such meeting.

8.12 Proxyholders and Representatives. - Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, to attend and act as his representative at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be executed by the shareholder or his attorney and shall conform with the requirements of the Act. Alternatively, every such shareholder which is a body corporate or association may authorize by resolution of its directors or governing body an individual to represent it at a meeting of shareholders and such individual may exercise on the shareholder's behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by delivering or transmitting to the Corporation a certified copy of such resolution, or in such manner as may be satisfactory to the secretary of the Corporation or the chairman of the meeting. Any such proxyholder or representative need not be a shareholder.

8.13 Time for Deposit of Proxies. - The board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than 48 hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified it shall have been deposited with the Corporation or an agent thereof specified in such notice or if, no such time having been specified in such notice, it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

8.14 Joint Shareholders. - If two or more persons hold shares jointly, any one of them present in person or duly represented at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented and vote, they shall vote as one the shares jointly held by them.

8.15 Votes to Govern. - At any meeting of shareholders every question shall, unless otherwise required by the articles or by-laws or by law, be determined by a majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall not be entitled to a second or casting vote.

8.16 Manner of Voting. - Subject to the Act, any voting at a meeting of shareholders shall be by a show of hands of those present in person or represented by proxy or by a verbal poll of those present by telephone, electronic or other communication facilities. Every person who is present and entitled to vote shall have one vote, subject to any provision of the Act restricting the ability of a proxyholder or alternate proxyholder to vote by way of a show of hands where such person has conflicting instructions for more than one shareholder. When a vote by a show of hands has been taken upon a question, a declaration by the chairperson of the meeting that the vote has been carried, carried by a particular majority or not carried, an entry to that effect in the minutes of the meeting is conclusive evidence of the fact without proof of the number of votes recorded in favour of or against any resolution or other proceeding in respect of the question.

8.17 Ballots. - If a ballot is required by the chairperson of the meeting or is demanded by a shareholder or proxy holder entitled to vote at the meeting, either before or on the declaration of the result of a vote by a show of hands or verbal poll, voting must be by ballot. A demand for a ballot may be withdrawn at any time before the ballot is taken. If a ballot is taken on a question, a prior vote on that question by a show of hands or verbal poll has no effect. Where one or more shareholders participate in the meeting by way of telephone, electronic or other communication facilities the Corporation shall provide that those shareholders are able to transmit or otherwise convey to the meeting the results of their ballot. If a ballot is taken, each person present shall be entitled, in respect. of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by shareholders upon the said question.

8.18 Adjournment. - The chairman at a meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place. If a meeting of shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned. Subject to the Act, if a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

8.19 Resolution. -A resolution in writing or other printed form capable of being printed or retained or assented to by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of shareholders. A resolution takes effect on the date it is expressed to be effective.

A resolution may be signed in one or more counterparts, all of which together constitute the same resolution. A counterpart assented to by a shareholder and transmitted by facsimile or other electronic means, which can be printed or retained is as valid as an originally signed counterpart.

8.20 Only One Shareholder. - Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

                                  SECTION NINE

                                     SHARES

9.01 Allotment of Shares. - Subject to the Act, the articles and any unanimous shareholder agreement, the board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation as the board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act.

9.02 Commissions. - The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

9.03 Registration of Transfer. - Subject to the Act, no transfer of a share shall be registered in a securities register except upon presentation of the certificate representing such share with an endorsement which complies with the Act made thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, upon payment of all applicable taxes and any reasonable fees prescribed by the board, upon compliance with such restrictions on transfer as are authorized by the articles and upon satisfaction of any lien referred to in section 9.10.

9.04 Transfer Agents and Registrars. - The board may from time to time appoint one or more agents to maintain, in respect of each class of shares of the Corporation issued by it, a central securities register and one or more branch securities registers. Such a person may be designated as transfer agent or registrar according to his functions and one person may be designated both registrar and transfer agent. The board may at any time terminate such appointment.

9.05 Non-recognition of Trusts. - Subject to the Act, the Corporation may treat the registered holder of any shares as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payments in respect of the share, and otherwise to exercise all the rights and powers of an owner of the share.

9.06 Share Certificates. - Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written share certificate, stating the number and class or series of shares held by him as shown on the securities register. Such certificates shall be in such form as the board may from time to time approve. Any such certificate shall be signed in accordance with section 2.04 and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates in respect of which a transfer agent or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent or registrar. The signature of one of the signing officers or, in the case of a certificate which is not valid unless countersigned by or on behalf of a transfer agent or registrar and in the case of a certificate which does not require a manual signature under the Act, the signatures of both signing officers may be printed or mechanically reproduced in facsimile thereon. Every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

9.07 Replacement of Share Certificates. - The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share or other such certificate in lieu of and upon cancellation of a certificate that has been mutilated or in substitution for a certificate claimed to have been lost, destroyed or wrongfully taken on payment of such reasonable fee and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.08 Joint Holders. - If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

9.09 Decreased Shareholders. - In the event of the death of a holder, or one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make any dividend or other payments in respect thereof except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

9.10 Lien for Indebtedness. - If the articles provide that the Corporation shall have a lien of shares registered in the name of a shareholder indebted to the Corporation, such lien may be enforced, subject to the Act, the articles and to any unanimous shareholder agreement, by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law of by equity and, pending such enforcement, the Corporation may refuse to register a transfer of the whole or any part of such shares.

                                  SECTION TEN

                              DIVIDENDS AND RIGHTS

10.01 Dividends. - Subject to the Act, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

10.02 Dividend Cheques. - A dividend payable in money shall be paid by cheque to the order of each registered holder of the shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all or such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

10.03 Non-receipt of Cheques. - In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

10.04 Record Date for Dividends and Rights. - The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than 7 days before such record date in the manner provided by the Act. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

10.05 Unclaimed Dividends. - Any dividend unclaimed after a period of 6 years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

                                 SECTION ELEVEN

                                     NOTICES

11.01 Method of Giving Notices. - A notice or document required to be sent pursuant to the Act, to a shareholder, Director, Officer or auditor of the Corporation may be given by personal delivery, prepaid transmitted or recorded communication, prepaid mail addressed to the recipient or by facsimile or electronic communication which can be printed or retained at the recipient's recorded address (including facsimile number or electronic mail address). A notice or document sent by personal delivery is deemed to be given when it is actually delivered. A notice or document sent by means of prepaid transmitted or recorded communication is deemed to be given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. A notice or document sent by mail is deemed to be given when deposited at a post office or in a public letter box. A notice or document sent by facsimile or electronic communication which can be printed or retained is sent when confirmation of its transmission is received. The secretary may change or cause to be changed the recorded address of any shareholder, director, auditor, or member of a committee of the board in accordance with any information believed by him to be reliable.

11.02 Notice to Joint Shareholders. - If two or more persons are registered as joint holders of any share, any notice may be addressed to all of such joint holders but notice addressed to one of such person shall be sufficient notice to all of them.

11.03 Computation of Time. - In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

11.04 Undelivered Notices. - If any notice given to a shareholder pursuant to section 11.01 is returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he informs the Corporation in writing of his new address.

11.05 Omissions and Errors. - The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the nonreceipt of any notice by any such person or any error in any notice affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.06 Persons Entitled by Death or Operation of Law. -Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

11.07 Waiver of Notice. - Any shareholder, proxyholder, other person entitled to attend a meeting of shareholders, director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement, whether given before or after the meeting or other event of which notice if required to be given, shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board or a committee of the board which may be given in any manner.

                                 SECTION TWELVE

                                 EFFECTIVE DATE

12.01 Effective Date. - This by-law is effective on May 15, 1992 pursuant to the Certificate of Amendment issued to the Corporation on May 15, 1992 under the Act.